American Century ETF Trust Prospectus Supplement
American Century STOXX® U.S. Quality Value ETF American Century Diversified Corporate Bond ETF
Supplement dated January 29, 2018 ■ Prospectuses dated January 9, 2018

The following replaces the last two paragraphs of the Distributions section under the Share Price and Distributions heading of the prospectuses:
Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the fund. Distributions may be automatically reinvested in whole fund shares only if you purchased the shares through a broker that makes such option available.

The following replaces the last sentence of the paragraph under the Taxes heading:
Tax consequences also may result when investors sell fund shares.

The following replaces the second to last paragraph of the Taxability of Distributions section under the Taxes heading:
You will receive information regarding the tax character of fund distributions for each calendar year in an annual tax mailing.

The following replaces the Taxes on Transactions section under the Taxes heading:
Taxes on Transactions
Your sales of fund shares are subject to capital gains tax. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the sale of fund shares, the reinvestment in additional fund shares within 30 days before or after the sale may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.
If you have not certified that your Social Security number or tax identification number is correct and that you are not subject to withholding, you may be subject to backup withholding at the applicable federal withholding tax rate on taxable dividends, capital gains distributions and proceeds from the sale of fund shares.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-93669 1801

American Century ETF Trust Statement of Additional Information Supplement

Supplement dated January 29, 2018 ■ Statement of Additional Information dated January 9, 2018

The following replaces the sixth paragraph on page 46 of the SAI under the Taxes heading:
If you have not complied with certain provisions of the Internal Revenue Code and Regulations, federal law may require withholding and remission to the IRS at the applicable federal withholding rate on reportable payments (which may include dividends, capital gains distributions and proceeds from the sale of fund shares). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to withholding for previous under-reporting to the IRS.

The following replaces the last paragraph on page 46 of the SAI under the Taxes heading:
A sale of shares of a fund will be a taxable transaction for federal income tax purposes, and you generally will recognize a gain or loss in an amount equal to the difference between the basis of the shares and the amount received. If a loss is realized on the sale of fund shares, the reinvestment in additional fund shares within 30 days before or after the sale may be subject to the “wash sale” rules of the Code, postponing the recognition of such loss for federal income tax purposes.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-93713 1801